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                                                                   Exhibit 10.42

                       Amendment to the Dime Bancorp, Inc.
                1997 Stock Incentive Plan for Outside Directors

                          Effective September 19, 1997


      1. The second textual sentence of Section 8(c) of the Plan is amended to read as follows:

      "Notwithstanding the foregoing, each Non-Qualified Option shall become one hundred percent (100%) exercisable (A) in the event the Optionee terminates his or her status as an Outside Director by reason of (i) termination of service as an Outside Director upon or after the later of
      (1) the attainment of age sixty-five (65) or (2) the rendering of service as an Outside Director for at least five (5) full years (including, for this purpose, service rendered as an Outside Director prior to the Effective Date of the Plan, and service rendered as a member of the Board of Directors of Anchor Bancorp, Inc. or any of its subsidiaries, provided such member was not an employee of Anchor Bancorp, Inc. or any of its subsidiaries during such service period (herein, an "Anchor Outside Director"), (ii) death, or (iii) disability, or (B) upon the occurrence of
      (w) a Terminating Event (as defined in Section 13(a)), (x) a Change in Control (as defined in Section 13(b)), (y) the dissemination of a proxy statement soliciting proxies from stockholders of the Company, by someone other than the Company, seeking stockholder approval of a Terminating Event of the type described in clause (i) of Section 13(a), or (z) the publication or dissemination of an announcement of action intended to result in a Terminating Event of the type described in clause (ii) or
      (iii) of Section 13(a), provided the Optionee is in service as an Outside Director at the time of the occurrence of such event."

      2. The first, second and third textual sentences of Section 8(f) of the Plan are amended to read as follows:

      "Except as provided below, if an Optionee's status as an Outside Director is terminated for any reason other than (i) termination of service as an Outside Director upon or after the later of (A) the attainment of age sixty-five (65) or (B) the rendering of service as an Outside Director for at least five (5) full years (including, for this purpose, service as an Anchor Non-Employee Director), (ii) death, (iii) disability, (iv) for cause, or (v) in connection with the occurrence of a Terminating Event (as defined in Section 13(a)) or a Change in Control (as defined in Section 13(b)), the Non-Qualified Options that had been granted to such Optionee may be exercised only within twelve (12) months after such termination of his or her status as an Outside Director, but only to the extent the Non-Qualified Options were exercisable on the date of his or her termination, and in no event may such options be exercisable following the end of the applicable option term. Except as provided below, if an Optionee's status as an Outside Director is terminated by reason
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      of (i) termination of service as an Outside Director upon or after the later of (A) the attainment of age sixty-five (65) or (B) the rendering of service as an Outside Director for at least five (5) full years (including, for this purpose, service rendered as an Outside Director prior to the Effective Date of the Plan, and service rendered as Anchor Outside Director), (ii) death, or (iii) disability, the Non-Qualified Options that had been granted to such Optionee may be exercised only within thirty-six (36) months after such termination of his or her status as an Outside Director, but in no event may such options be exercisable following the end of the applicable option term. Notwithstanding the foregoing, if an Optionee's status as an Outside Director is terminated at any time within the two (2) - year period immediately following the occurrence of a Terminating Event (as defined in Section 13(a)) or a Change in Control (as defined in Section 13(b)) that occurred while the Optionee was an Outside Director, the vested Non-Qualified Options that had been granted to such Optionee may be exercised at any time during the remainder of the applicable option term."

      3. The third and fourth textual sentences of Section 9(c) of the Plan are amended to read as follows:

      "Notwithstanding the foregoing, the restrictions applicable to shares of Restricted Stock purchased shall immediately lapse upon the earlier of (A) the holder's (i) death, (ii) disability, or (iii) termination of service as an Outside Director upon or after the later of (1) the attainment of age sixty-five (65) or (2) the rendering of service as an Outside Director for at least five (5) full years (including, for this purpose, service rendered as an Outside Director prior to the Effective Date of the Plan, and service rendered as an Anchor Outside Director), or (B) the occurrence of (w) a Terminating Event (as defined in Section 13(a)), (x) a Change in Control (as defined in Section 13(b)), (y) the dissemination of a proxy statement soliciting proxies from stockholders of the Company, by someone other than the Company, seeking stockholder approval of a Terminating Event of the type described in clause (i) of Section 13(a), (z) the publication or dissemination of an announcement of action intended to result in a Terminating Event of the type described in clause (ii) or
      (iii) of Section 13(a), provided the holder is in service as an Outside Director at the time of the occurrence of such event. In addition, if any of the events described in clause (B) of the preceding sentence occur while an Outside Director holds rights to purchase Restricted Stock, then, upon the exercise of such rights and the purchase of shares of Restricted Stock, the restrictions applicable to such shares shall immediately lapse."

      4. Section 13(b) of the Plan is amended to read as follows:

                  "(b) As used in this Plan, a "Change in Control" shall mean the occurrence of any of the following events: (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates)


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      representing 35% or more of the combined voting power of the Company's then outstanding securities; (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving as directors of the Company: individuals who, on July 24, 1997, constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with the settlement of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on July 24, 1997 or whose appointment, election or nomination for election was previously so approved or recommended; (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any Parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the securities of the Company, such surviving entity or any Parent thereof outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected solely to implement a recapitalization of the Company or The Dime Savings Bank of New York, FSB (the "Bank") (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company or the Bank (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 35% or more of the combined voting power of the Company's or the Bank's then outstanding securities; or (iv) the stockholders of the Company or the Bank approve a plan of complete liquidation or dissolution of the Company or the Bank, respectively, or there is consummated a sale or disposition by the Company or any of its subsidiaries of any assets which individually or as part of a series of related transactions constitute all or substantially all of the Company's consolidated assets (provided that, for these purposes, a sale of all or substantially all of the voting securities of the Bank or a Parent of the Bank shall be deemed to constitute a sale of substantially all of the Company's consolidated assets), other than any such sale or disposition to an entity at least 65% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company immediately prior to such sale or disposition."

      5. Section 13 of the Plan is amended to add a new subsection (c) after subsection (b) therein to read as follows:


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            "(c) As used in connection with the definition of Change in Control
      (as set forth in subsection (b) of this Section 13), "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Act; "Parent" shall mean any entity that becomes the Beneficial Owner of at least 80% of the voting power of the outstanding voting securities of the Company or of an entity that survives any merger or consolidation of the Company or any direct or indirect subsidiary of the Company; and "Person" shall have the meaning given in Section 3(a)(9) of the Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation or entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company."


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